                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: August 6, 1996


                        Commission File Number 0-26960
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                     IMPERIAL THRIFT AND LOAN ASSOCIATION
                     ------------------------------------
            (Exact name of registrant as specified in its charter)



           California                                 95-2864759
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(State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)


700 North Central Avenue, Suite 600, Glendale, California         91203
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(Address of Principal Executives Offices)                     (Zip Code)


(818) 551-0600
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(Registrant's telephone number, including area code)


                           N/A
- -------------------------------------------------------------
(Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant
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(a)  Previous independent accountants

     (i) On July 31, 1996, Imperial Thrift and Loan Association (the "Company") dismissed Grant Thornton LLP ("Grant") as its independent accountants.

     (ii) The reports of Grant on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The authority to change the independent accountants was provided to the Audit Committee of the Board of Directors by the full Board of Directors and approved by the Audit Committee on July 31, 1996.

     (iv) In connection with its audits for the two most recent fiscal years and through July 31, 1996, there have been no disagreements with Grant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant, would have caused them to make reference thereto in their report on the financial statements for such years.

     (v) During the two most recent fiscal years and through July 31, 1996, there have been no reportable events (as defined in Regulation S-K
            Item 304(a)(1)(v)) with Grant.

     (vi) The Company requested that Grant furnish a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter, dated August 6, 1996, is filed as Exhibit 16 to this Form 8-K.

(b) On July 31, 1996, the Company engaged the firm of Arthur Andersen as independent certified accountants for the fiscal year ending December 31, 1996.


Item 7.  Financial Statements and Exhibits
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(c)  Exhibits

     16  Letter regarding change in certifying accountant:
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         Letter of Grant Thornton LLP dated August 6, 1996.
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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Imperial Thrift and Loan Association

        8/6/96                                 /s/ Michael A. Sicuro
Date: __________________                By:  ____________________________
                                               Michael A. Sicuro
                                               Senior Vice President and
                                               Chief Financial Officer